UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 12, 2014
Date of Report (Date of earliest event reported)

AGENUS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3 Forbes Road Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

781-674-4400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Agenus Inc. (the “Company”) hereby amends the Current Report on Form 8-K filed by the Company on February 13, 2014 in order to include the historical financial statements of 4-Antibody AG, a joint stock company formed under the laws of Switzerland, that are required by Item 9.01(a) of Form 8-K and the pro forma financial information that is required by Item 9.01(b) of Form 8-K. Except as described above and below, all other information in the Company’s Form 8-K filed on February 13, 2014 remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The audited statements of financial position of 4-Antibody AG as of December 31, 2013 and 2012, and the audited statements of comprehensive income, changes in equity and cash flows for the years ended December 31, 2013 and 2012, and the related notes to the financial statements, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b)    Pro Forma Financial Information.

The Company and 4-Antibody AG’s unaudited pro forma combined consolidated financial information as of and for the year ended December 31, 2013, is filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d)    Exhibits

The following Exhibits are filed as part of this report:

Exhibit No.    Description of Exhibit

23.1	Consent of Ernst & Young Ltd, independent auditors to 4-Antibody AG.

99.1
4-Antibody AG’s audited statements of financial position as of December 31, 2013 and 2012, and audited statements of comprehensive income, changes in equity and cash flows for the years ended December 31, 2013 and 2012, and the related notes to the financial statements.

99.2	Agenus Inc. and 4-Antibody AG’s unaudited pro forma combined consolidated financial information as of and for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGENUS INC.

Date: April 29, 2014    By: /s/ Garo H. Armen
Garo H. Armen
Chairman and CEO

EXHIBIT INDEX

Exhibit No.    Description of Exhibit

23.1	Consent of Ernst & Young Ltd, independent auditors to 4-Antibody AG.

99.1
4-Antibody AG’s audited statements of financial position as of December 31, 2013 and 2012, and audited statements of comprehensive income, changes in equity and cash flows for the years ended December 31, 2013 and 2012, and the related notes to financial statements.

99.2	Agenus Inc. and 4-Antibody AG’s audited pro forma combined consolidated financial information as of and for the year ended December 31, 2013.